Exhibit 10.34

U.S. GUARANTY

dated as of

March 17, 2014

among

HEALTHCARE TECHNOLOGY INTERMEDIATE HOLDINGS, INC.,

as Holdings,

IMS HEALTH INCORPORATED,

as Parent Borrower

THE OTHER GUARANTORS PARTY HERETO FROM TIME TO TIME,

and

BANK OF AMERICA, N.A.,

as Administrative Agent

SCHEDULES

Schedule I	Guarantors

EXHIBITS

Exhibit I	Form of U.S. Guaranty Supplement

This U.S. GUARANTY, dated as of March 17, 2014, is among HEALTHCARE TECHNOLOGY INTERMEDIATE HOLDNGS, INC., a Delaware corporation (“Holdings”), IMS HEALTH INCORPORATED, a Delaware corporation (the “Parent Borrower”), and the other Guarantors set forth on Schedule I hereto and BANK OF AMERICA, N.A., as Administrative Agent.

Reference is made to (a) the Third Amended and Restated Credit Agreement, dated as of March 17, 2014 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Parent Borrower, IMS AG, a Swiss corporation and a subsidiary of Parent Borrower (“Swiss Subsidiary Borrower”), IMS JAPAN K.K., a Japanese stock corporation (kabushiki kaisha) and a subsidiary of Parent Borrower (“Japanese Subsidiary Borrower”; and together with Parent Borrower and Swiss Subsidiary Borrower, each a “Borrower” and collectively, “Borrowers”), the Lenders party thereto from time to time, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer and the other parties thereto from time to time, and (b) Amendment No. 2 to Second Amended and Restated Credit and Guaranty Agreement, dated as of March 17, 2014 (the “Amendment”), among Parent Borrower, Swiss Subsidiary Borrower, Japanese Subsidiary Borrower, the Administrative Agent, each Participating Lender party thereto and each New Lender from time to time party thereto.

The Lenders have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement and the L/C Issuers have agreed to issue Letters of Credit for the account of the Parent Borrower and its Subsidiaries on the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit and the obligations of the L/C Issuers to issue Letters of Credit are, in each case, conditioned upon, among other things, the execution and delivery of this Agreement by each Guarantor (as defined below). The Guarantors are affiliates of one another and will derive substantial direct and indirect benefits from (i) the extensions of credit to the Borrowers pursuant to the Credit Agreement and (ii) the issuance of Letters of Credit by the L/C Issuers in accordance with the Credit Agreement, and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit and the L/C Issuers to issue such Letters of Credit. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.01 Credit Agreement Definitions.

(a) Capitalized terms used in this Agreement, including the preamble and introductory paragraphs hereto, and not otherwise defined herein have the meanings specified in the Credit Agreement.

(b) The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

Section 1.02 Other Defined Terms. As used in this Agreement, in addition to the terms defined in the preliminary statements above, the following terms have the meanings specified below:

“Aggregate Payments” has the meaning set forth in Section 2.02.

“Agreement” means this U.S. Guaranty.

“Contributing Guarantor” has the meaning set forth in Section 2.02.

“Fair Share” has the meaning set forth in Section 2.02.

“Fair Share Contribution Amount” has the meaning set forth in Section 2.02.

“Foreign Guaranteed Obligations” has the meaning set forth in Section 2.01(b).

“Funding Guarantor” has the meaning set forth in Section 2.02.

“Guaranteed Obligations” has the meaning set forth in Section 2.01(b).

“Guarantors” means, collectively, Holdings, each other Guarantor listed on Schedule I hereto and any other Person that becomes a party to this Agreement after the Effective Date pursuant to Section 3.12; provided that if any such Guarantor is released from its obligations hereunder as provided in Section 3.11(b), such Person shall cease to be a Guarantor hereunder effective upon such release.

“Qualified ECP Guarantor” shall mean, at any time, each Loan Party that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” at such time under §1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Secured Parties” has the meaning provided in the Credit Agreement.

“Subsidiary Borrowers” means the Japanese Subsidiary Borrower and the Swiss Subsidiary Borrower.

“U.S. Guaranteed Obligations” has the meaning set forth in in Section 2.01(a).

“U.S. Guaranty Supplement” means an instrument substantially in the form of Exhibit I hereto.

ARTICLE II

Guarantee

Section 2.01 Guaranty of the Obligations.

(a) Subject to the provisions of Section 2.02, the Guarantors jointly and severally hereby irrevocably and unconditionally guaranty to Administrative Agent for the ratable benefit of the Secured Parties the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code (or comparable provisions under other applicable Debtor Relief Laws)) (collectively, the “U.S. Guaranteed Obligations”).

(b) Parent Borrower hereby irrevocably and unconditionally guaranties to Administrative Agent for the ratable benefit of the Secured Parties the due and punctual payment in full of all Obligations of the Subsidiary Borrowers when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code (or comparable provisions under other applicable Debtor Relief Laws)) (collectively, the “Foreign Guaranteed Obligations” and, together with the U.S. Guaranteed Obligations, the “Guaranteed Obligations”). Notwithstanding the foregoing, the Guaranteed Obligations shall exclude any “Excluded Swap Obligation.”

Section 2.02 Contribution by Guarantors. All Subsidiary Guarantors desire to allocate among themselves (collectively, the “Contributing Guarantors”), in a fair and equitable manner, their obligations arising under this Agreement. Accordingly, in the event any payment or distribution is made on any date by a Subsidiary Guarantor (a “Funding Guarantor”) under this Agreement such that its Aggregate Payments exceeds its Fair Share as of such date, such Funding Guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in an amount sufficient to cause each Contributing Guarantor’s Aggregate Payments to equal its Fair Share as of such date. “Fair Share” means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (a) the ratio of (i) the Fair Share Contribution Amount with respect to such Contributing Guarantor to (ii) the aggregate of the Fair Share Contribution Amounts with respect to all Contributing Guarantors multiplied by (b) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Agreement in respect of the Guaranteed Obligations. “Fair Share Contribution Amount” means, with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Agreement that would not render its obligations hereunder or thereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any comparable applicable provisions of law; provided, solely for purposes of calculating the “Fair Share Contribution Amount” with respect to any Contributing Guarantor for purposes of this Section 2.02, any assets or liabilities of such Contributing Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Contributing Guarantor. “Aggregate Payments” means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (1) the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Agreement (including in respect of this Section 2.02), minus (2) the aggregate amount of all payments received on or before such date by such Contributing Guarantor from the other Contributing Guarantors as contributions under this Section 2.02. The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Contributing Guarantors of their obligations as set forth in this Section 2.02 shall not be construed in any way to limit the liability of any Contributing Guarantor hereunder. Each Subsidiary Guarantor is a third party beneficiary to the contribution agreement set forth in this Section 2.02.

Section 2.03 Payment by Guarantors.

(a) Subject to Section 2.02, the Guarantors hereby jointly and severally agree, in furtherance of the foregoing and not in limitation of any other right which any Secured Party may have at law or in equity against any Guarantor by virtue hereof, that upon the failure of any Borrower to pay any of the U.S Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code (or comparable provisions under other applicable Debtor Relief Laws)), Guarantors will upon demand pay, or cause to be paid, in cash, to Administrative Agent for the ratable benefit of Secured Parties, an amount equal to the sum of the unpaid principal amount of all U.S Guaranteed Obligations then due as aforesaid, accrued and unpaid interest on such U.S. Guaranteed Obligations (including interest which, but for such Borrower’s becoming the subject of a case under the Bankruptcy Code or other applicable Debtor Relief Law, would have accrued on such U.S. Guaranteed Obligations, whether or not a claim is allowed against such Borrower for such interest in the related bankruptcy case) and all other U.S. Guaranteed Obligations then owed to Secured Parties as aforesaid.

(b) The Parent Borrower hereby agrees, in furtherance of the foregoing and not in limitation of any other right which any Secured Party may have at law or in equity against the Parent Borrower by virtue hereof, that upon the failure of any Subsidiary Borrower to pay any of the Foreign Guaranteed Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code (or comparable provisions under other applicable Debtor Relief Laws)), the Parent Borrower will upon demand pay, or cause to be paid, in cash, to Administrative Agent for the ratable benefit of Secured Parties, an amount equal to the sum of the unpaid principal amount of all Foreign Guaranteed Obligations then due as aforesaid, accrued and unpaid interest on such Foreign Guaranteed Obligations (including interest which, but for such Borrower’s becoming the subject of a case under the Bankruptcy Code or other applicable Debtor Relief Law, would have accrued on such Foreign Guaranteed Obligations, whether or not a claim is allowed against such Borrower for such interest in the related bankruptcy case) and all other Foreign Guaranteed Obligations then owed to Secured Parties as aforesaid.

Section 2.04 Liability of Guarantors Absolute. To the extent permitted by applicable Law, each Guarantor agrees that its Obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the U.S. Guaranteed Obligations (other than (i) contingent indemnification obligations as to which no claim has been asserted, (ii) Guaranteed Obligations under Secured Hedge Agreements and Secured Cash Management Agreements and (iii) the Outstanding Amount of L/C Obligations related to any Letter of Credit that has been Cash Collateralized, backstopped by a letter of credit reasonably satisfactory to the applicable L/C Issuer or deemed reissued under another agreement reasonably acceptable to the applicable L/C Issuer). In furtherance of the foregoing and without limiting the generality thereof, to the extent permitted by applicable Law, each Guarantor agrees as follows:

(a) this Agreement is a guaranty of payment when due and not of collectability. This Agreement is a primary obligation of each Guarantor and not merely a contract of surety;

(b) [reserved];

(c) payment by any Guarantor of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge any Guarantor’s liability for any portion of the Guaranteed Obligations which has not been paid. Without limiting the generality of the foregoing, if Administrative Agent is awarded a judgment in any suit brought to enforce any Guarantor’s covenant to pay a portion of the Guaranteed Obligations, such judgment shall not be deemed to release such Guarantor from its covenant to pay the portion of the Guaranteed Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by such Guarantor, limit, affect, modify or abridge any other Guarantor’s liability hereunder in respect of the Guaranteed Obligations;

(d) any Secured Party, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability hereof or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor’s liability hereunder, from time to time may, subject to compliance with the provisions of Section 3.02 and similar provisions governing amendments and waivers in any other Credit Document, (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment hereof or the Guaranteed Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person (including any other Guarantor) with respect to the Guaranteed Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of such Secured Party in respect hereof or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Secured Party may have against any such security, in each case as such Secured Party in its discretion may determine consistent herewith or the applicable Secured Hedge Agreement or Secured Cash Management Agreement and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against any Borrower or any security for the Guaranteed Obligations; and (vi) exercise any other rights available to it under the Credit Documents or any Secured Hedge Agreements or Secured Cash Management Agreements; and

(e) this Agreement and the obligations of Guarantors hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Guaranteed Obligations (other than (i) contingent indemnification obligations as to which no claim has been asserted, (ii) Guaranteed Obligations under Secured Hedge Agreements and Secured Cash Management Agreements and (iii) the Outstanding Amount of L/C Obligations related to any Letter of Credit that has been Cash Collateralized, backstopped by a letter of credit reasonably satisfactory to the applicable L/C Issuer or deemed reissued under another agreement reasonably acceptable to the applicable L/C Issuer)), including the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Credit Documents or any Secured Hedge Agreements or Secured Cash Management Agreements, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to events of default) hereof, any of the other Credit Documents, any of the Secured Hedge Agreements or Secured Cash Management Agreements or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guaranteed Obligations, in each case whether or not in accordance with the terms hereof or such Credit Document, such Secured Hedge Agreement or Secured Cash Management Agreement or any agreement relating to such other guaranty or security (provided, that except as expressly provided therein, no Credit Document to which any Guarantor is a party may be amended or otherwise modified without the consent of such Guarantor); (iii) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Credit Documents or any of the Secured Hedge Agreements or Secured Cash Management Agreements or from the proceeds of any security for the Guaranteed Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guaranteed Obligations) to the payment of indebtedness other than the Guaranteed Obligations, even though any Secured Party might have elected to apply such payment to any part or all of the Guaranteed Obligations; (v) any Secured Party’s consent to the change, reorganization or termination of the corporate structure or existence of Holdings or any of its Restricted Subsidiaries and to any corresponding restructuring of the Guaranteed Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations; (vii) any defenses, set-offs or counterclaims which any Borrower may allege or assert against any Secured Party in respect of the Guaranteed Obligations, including failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Guarantor as an obligor in respect of the Guaranteed Obligations.

Section 2.05 Waivers by Guarantors. To the extent permitted by applicable Law, each Guarantor hereby waives, for the benefit of Secured Parties: (a) any right to require any Secured Party, as a condition of payment or performance by such Guarantor, to (i) proceed against the applicable Borrower, any other guarantor (including any other Guarantor) of the Guaranteed Obligations or any other Person, (ii) proceed against or exhaust any security held from the applicable Borrower, any such other guarantor or any other Person, (iii) proceed against or have resort to any balance of any Deposit Account or credit on the books of any Secured Party in favor of the applicable Borrower or any other Person, or (iv) pursue any other remedy in the power of any Secured Party whatsoever; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of the applicable Borrower or any other Guarantor including any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of the applicable Borrower or any other Guarantor from any cause other than payment in full of the Guaranteed Obligations (other than (i) contingent indemnification obligations as to which no claim has been asserted, (ii) Guaranteed Obligations under Secured Hedge Agreements and Secured Cash Management Agreements and (iii) the Outstanding Amount of L/C Obligations related to any Letter of Credit that has been Cash Collateralized, backstopped by a letter of credit reasonably satisfactory to the applicable L/C Issuer or deemed reissued under another agreement reasonably acceptable to the applicable L/C Issuer); (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon any Secured Party’s errors or omissions in the administration of the Guaranteed Obligations, except behavior which amounts to bad faith; (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Guarantor’s obligations hereunder, (ii) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Secured Party protect, secure, perfect or insure any security interest or lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default hereunder, the Secured Hedge Agreements, the Secured Cash Management Agreements or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto, notices of any extension of credit to any Borrower and notices of any of the matters referred to in Section 2.04 and any right to consent to any thereof; and (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof.

Section 2.06 Guarantors’ Rights of Subrogation, Contribution, Etc. To the extent permitted by applicable Law, until the Guaranteed Obligations shall have been paid in full (other than (i) contingent indemnification obligations as to which no claim has been asserted, (ii) Guaranteed Obligations under Secured Hedge Agreements and Secured Cash Management Agreements and (iii) the Outstanding Amount of L/C Obligations related to any Letter of Credit that has been Cash Collateralized, backstopped by a letter of credit reasonably satisfactory to the applicable L/C Issuer or deemed reissued under another agreement reasonably acceptable to the applicable L/C Issuer) and the Commitments shall have expired or been terminated and the Lenders have no further commitment to lend under the Credit Agreement, each Guarantor hereby waives any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against any Borrower or any other Guarantor or any of its assets in connection with this Agreement or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including (a) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against any Borrower with respect to the Guaranteed Obligations, (b) any right to enforce, or to participate in, any claim, right or remedy that any Secured Party now has or may hereafter have against any Borrower, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Secured Party. In addition, until the Guaranteed Obligations shall have been paid in full (other than (i) contingent indemnification obligations as to which no claim has been asserted, (ii) Guaranteed Obligations under Secured Hedge Agreements and Secured Cash Management Agreements and (iii) the Outstanding Amount of L/C Obligations related to any Letter of Credit that has been Cash Collateralized, backstopped by a letter of credit reasonably satisfactory to the applicable L/C Issuer or deemed reissued under another agreement reasonably acceptable to the applicable L/C Issuer) and the Commitments shall have expired or been terminated and the Lenders have no further commitment to lend under the Credit Agreement, each Guarantor shall withhold exercise of any right of contribution such Guarantor may have against any other guarantor (including any other Guarantor) of the Guaranteed Obligations, including any such right of contribution as contemplated by Section 7.2. Each Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against any Borrower or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights any Secured Party may have against such Borrower, to all right, title and interest any Secured Party may have in any such collateral or security, and to any right any Secured Party may have against such other guarantor. If any amount shall be paid to any Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when all Guaranteed Obligations shall not have been finally paid in full (other than (i) contingent indemnification obligations as to which no claim has been asserted, (ii) Guaranteed Obligations under Secured Hedge Agreements and Secured Cash Management Agreements and (iii) the Outstanding Amount of L/C Obligations related to any Letter of Credit that has been Cash Collateralized, backstopped by a letter of credit reasonably satisfactory to the applicable L/C Issuer or deemed reissued under another agreement reasonably acceptable to the applicable L/C Issuer), such amount shall be held in trust for Administrative Agent on behalf of Secured Parties and shall forthwith be paid over to Administrative Agent for the benefit of Secured Parties to be credited and applied against the applicable Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof.

Section 2.07 Continuing Guaranty. This Agreement is a continuing guaranty and shall remain in effect until all of the Guaranteed Obligations shall have been paid in full (other than (i) contingent indemnification obligations as to which no claim has been asserted, (ii) Guaranteed Obligations under Secured Hedge Agreements and Secured Cash Management Agreements and (iii) the Outstanding Amount of L/C Obligations related to any Letter of Credit that has been Cash Collateralized, backstopped by a letter of credit reasonably satisfactory to the applicable L/C Issuer or deemed reissued under another agreement reasonably acceptable to the applicable L/C Issuer). To the extent permitted by applicable law, each Guarantor hereby irrevocably waives any right to revoke this Agreement as to future transactions giving rise to any Guaranteed Obligations.

Section 2.08 Authority of Guarantors or the Borrowers. It is not necessary for any Secured Party to inquire into the capacity or powers of any Guarantor or any Borrower or the officers, directors or any agents acting or purporting to act on behalf of any of them.

Section 2.09 Financial Condition of the Parent Borrower. Any Credit Extension may be made to any Borrower or continued from time to time, and any Secured Hedge Agreements or Secured Cash Management Agreements may be entered into from time to time, in each case without notice to or authorization from any Guarantor regardless of the financial or other condition of such Borrower at the time of any such grant or continuation or at the time such Secured Hedge Agreement or Secured Cash Management Agreement is entered into, as the case may be. No Secured Party shall have any obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor’s assessment, of the financial condition of any Borrower. Each Guarantor has adequate means to obtain information from each Borrower on a continuing basis concerning the financial condition of each Borrower and its ability to perform its obligations under the Credit Documents, the Secured Hedge Agreements and the Secured Cash Management Agreements, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of each Borrower and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. To the extent permitted by law, each Guarantor hereby waives and relinquishes any duty on the part of any Secured Party to disclose any matter, fact or thing relating to the business, operations or conditions of any Borrower now known or hereafter known by any Secured Party.

Section 2.10 Bankruptcy, Etc.

(a) So long as any Guaranteed Obligations remain outstanding (other than (i) contingent indemnification obligations as to which no claim has been asserted, (ii) Guaranteed Obligations under Secured Hedge Agreements and Secured Cash Management Agreements and (iii) the Outstanding Amount of L/C Obligations related to any Letter of Credit that has been Cash Collateralized, backstopped by a letter of credit reasonably satisfactory to the applicable L/C Issuer or deemed reissued under another agreement reasonably acceptable to the applicable L/C Issuer), no Guarantor shall, without the prior written consent of Administrative Agent acting pursuant to the instructions of the Required Lenders, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency case or proceeding of or against any Borrower or any other Guarantor. The obligations of Guarantors hereunder shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any case or proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of any Borrower or any other Guarantor or by any defense which any Borrower or any other Guarantor may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

(b) To the extent permitted by applicable Law, each Guarantor acknowledges and agrees that any interest on any portion of the Guaranteed Obligations which accrues after the commencement of any case or proceeding referred to in clause (a) above (or, if interest on any portion of the Guaranteed Obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, such interest as would have accrued on such portion of the Guaranteed Obligations if such case or proceeding had not been commenced) shall be included in the Guaranteed Obligations because it is the intention of Guarantors and Secured Parties that the Guaranteed Obligations which are guaranteed by Guarantors pursuant hereto should be determined without regard to any rule of law or order which may relieve any Borrower of any portion of such Guaranteed Obligations, and Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar Person to pay Administrative Agent, or allow the claim of Administrative Agent in respect of, any such interest accruing after the date on which such case or proceeding is commenced.

(c) In the event that all or any portion of the Guaranteed Obligations are paid by any Borrower, the obligations of Guarantors hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from any Secured Party as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guaranteed Obligations for all purposes hereunder.

Section 2.11 Keepwell. Each Loan Party that is a Qualified ECP Guarantor at the time the Guaranty hereunder or the grant of the relevant security interest, in each case, by any Loan Party, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Loan Party with respect to such Swap Obligation as may be needed by such Loan Party from time to time to honor all of its obligations under this Agreement and the other Credit Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Section 2.11 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). Subject to Section 3.11, the obligations and undertakings of each Qualified ECP Guarantor under this Section 2.11 shall remain in full force and effect until the Guaranteed Obligations have been paid in full. Each Qualified ECP Guarantor intends this Section 2.11 to constitute, and this Section 2.11 shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Loan Party for all purposes of the Commodity Exchange Act.

ARTICLE III

Miscellaneous

Section 3.01 Notices.

All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notice hereunder to a Guarantor other than Holdings shall be given in care of the Parent Borrower as provided in Section 10.02 of the Credit Agreement.

Section 3.02 Waivers; Amendment.

(a) No failure by any Secured Party to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Credit Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Credit Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law. No waiver of any provision of any Credit Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 3.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Revolving Credit Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, any Lender or any L/C Issuer may have had notice or knowledge of such Default or Event of Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.01 of the Credit Agreement.

Section 3.03 Administrative Agent’s Fees and Expenses; Indemnification. Each Guarantor, jointly with the other Guarantors and severally, hereby agrees to (a) indemnify and hold harmless, and (b) pay all reasonable and documented out-of-pocket expenses incurred by, the Administrative Agent or any Lender, in each case, to the same extent and in the same manner as provided in Section 10.04 and 10.05 of the Credit Agreement, as applicable, with the same full force and effect as if such Guarantor were bound by such agreement as the Parent Borrower under the Credit Agreement. The agreements in this Section 3.03 shall survive the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations and, with respect to the agreements in Section 3.03(a), the resignation of the Administrative Agent and the replacement of any Lender. Section 3.03 shall not apply to Taxes other than Taxes that represent liabilities, losses, damages, etc. resulting from a non-Tax claim.

Section 3.04 Successors and Assigns.

Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Parent Borrower, any Guarantor or any Secured Party that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns. Except as provided in Section 10.07 of the Credit Agreement, the Parent Borrower and the Subsidiary Guarantors may not assign any of its rights or obligations hereunder without the written consent of the Administrative Agent.

Section 3.05 Counterparts; Effectiveness; Several Agreement.

This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when it shall have been executed by the Administrative Agent, the Parent Borrower and the Guarantors. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, .pdf or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall be construed as a separate agreement with respect to the Parent Borrower and each Guarantor and may be amended, restated, modified, supplemented, waived or released with respect to the Parent Borrower or any Guarantor without the approval of any other Guarantor or the Parent Borrower and without affecting the obligations of the Parent Borrower or any other Guarantor hereunder.

Section 3.06 Severability.

If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions; provided that the Lenders shall charge no fee in connection with any such amendment. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 3.07 Governing Law, etc.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) THE PARENT BORROWER, THE GUARANTORS, THE ADMINISTRATIVE AGENT AND EACH SECURED PARTY EACH IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO AGREES THAT THE AGENTS AND SECURED PARTIES RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY COLLATERAL DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT.

(c) THE PARENT BORROWER, THE GUARANTORS, THE ADMINISTRATIVE AGENT AND EACH SECURED PARTY EACH IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION 3.07. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 3.08 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH

OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.08.

Section 3.09 Headings.

Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 3.10 [Reserved].

Section 3.11 Termination or Release.

(a) This Agreement and the Guarantees made herein shall terminate with respect to all Guaranteed Obligations when (i) all Commitments have expired or been terminated and the Lenders have no further commitment to lend under the Credit Agreement, and (ii) all principal and interest in respect of each Loan and all other Guaranteed Obligations (other than (i) contingent indemnification obligations as to which no claim has been asserted, (ii) Guaranteed Obligations under Secured Hedge Agreements and Secured Cash Management Agreements and (iii) the Outstanding Amount of L/C Obligations related to any Letter of Credit that has been Cash Collateralized, backstopped by a letter of credit reasonably satisfactory to the applicable L/C Issuer or deemed reissued under another agreement reasonably acceptable to the applicable L/C Issuer) shall have been paid in full in cash, provided, however, that in connection with the termination of this Agreement, the Administrative Agent may require such indemnities as it shall reasonably deem necessary or appropriate to protect the Secured Parties against (x) loss on account of credits previously applied to the Guaranteed Obligations that may subsequently be reversed or revoked, and (y) any obligations that may thereafter arise with respect to Secured Hedge Agreements or Secured Cash Management Agreements to the extent not provided for thereunder.

(b) A Guarantor shall automatically be released from its obligations hereunder in the circumstances set forth in Section 9.10 of the Credit Agreement.

(c) In connection with any termination or release pursuant to clauses (a) or (b) of this Section 3.11, the Administrative Agent shall promptly execute and deliver to any Guarantor, at such Guarantor’s expense, all documents that such Guarantor shall reasonably request to evidence such termination or release and shall perform such other actions reasonably requested by such Guarantor to effect such release, including delivery of certificates, securities and instruments. Any execution and delivery of documents pursuant to this Section 3.11 shall be without recourse to or warranty by the Administrative Agent.

(d) At any time that the respective Guarantor desires that the Administrative Agent take any of the actions described in immediately preceding clause (c), it shall, upon request of the Administrative Agent deliver to the Administrative Agent an officer’s certificate certifying that the release of the respective Guarantor is permitted pursuant to clause (a) or (b) of this Section 3.11. The Administrative Agent shall have no liability whatsoever to any Secured Party as a result of any release of any Guarantor by it as permitted (or which the Administrative Agent in good faith believes to be permitted) by this Section 3.11.

Section 3.12 Additional Restricted Subsidiaries.

Each Restricted Subsidiary that is required to become a Guarantor pursuant to Section 6.11 of the Credit Agreement shall enter into this Agreement as a Guarantor (for avoidance of doubt, the Parent Borrower may cause any Restricted Subsidiary that is not required to be a Guarantor to Guarantee the Obligations by causing such Restricted Subsidiary to execute a U.S. Guaranty Supplement in accordance with the provisions of this Section 3.12 and any such Restricted Subsidiary shall be a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein). Upon execution and delivery by the Administrative Agent and a Restricted Subsidiary of a U.S. Guaranty Supplement, such Restricted Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

Section 3.13 Recourse; Limited Obligations.

This Agreement is made with full recourse to the Parent Borrower and each Guarantor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of the Parent Borrower or such Guarantor, as applicable, contained herein, in the Credit Agreement and the other Credit Documents and otherwise in writing in connection herewith or therewith. It is the desire and intent of the Parent Borrower and each Guarantor and each applicable Secured Party that this Agreement shall be enforced against the Parent Borrower and each Guarantor to the fullest extent permissible under applicable Law applied in each jurisdiction in which enforcement is sought.

Section 3.14 Consent to Amendment.

Each Guarantor hereby consents to the execution, delivery and performance of the Amendment, including the effectiveness of the Amendment and the making of the loans thereunder, and agrees that each reference to the Credit Agreement in the Credit Documents shall, on and after the Effective Date (as defined in the Amendment), be deemed to be a reference to the Credit Agreement after giving effect to the then effective provisions of the Amendment.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

PARENT BORROWER

IMS HEALTH INCORPORATED

By:	/s/ Jeffrey J. Ford
	Name:	Jeffrey J. Ford
	Title:	Vice President and Treasurer

GUARANTORS:

HEALTHCARE TECHNOLOGY INTERMEDIATE HOLDINGS, INC.

By:	/s/ Jeffrey J. Ford
	Name:	Jeffrey J. Ford
	Title:	Vice President and Treasurer

[Signature Page to U.S. Guaranty]

AMUNDSEN PUBLICATIONS, LLC
APPATURE INC.
ARSENAL HOLDING COMPANY
ARSENAL HOLDING (II) COMPANY
DATA NICHE ASSOCIATES, INC.
IMS HEALTH FINANCE, INC.
IMS HEALTH HOLDING CORPORATION
IMS HEALTH INDIA HOLDING CORPORATION
IMS HEALTH INVESTING CORPORATION
IMS HEALTH INVESTMENTS, INC.
IMS HEALTH PURCHASING, INC.
IMS HEALTH TRADING CORPORATION
IMS HOLDING INC.
IMS SERVICES, LLC
IMS TRADING MANAGEMENT, INC.
RX INDIA CORPORATION
THE AMUNDSEN GROUP, INC.
TTC ACQUISITION CORPORATION
VALUEMEDICS RESEARCH, LLC

By:	/s/ Jeffrey J. Ford
Name:	Jeffrey J. Ford
Title:	President

[Signature Page to U.S. Guaranty]

IMS CONTRACTING & COMPLIANCE, INC.
IMS GOVERNMENT SOLUTIONS, INC.
IMS HEALTH TRANSPORTATION SERVICES CORPORATION
IMS SOFTWARE SERVICES LTD.
MED-VANTAGE, INC.
PHARMETRICS, INC.

By:	/s/ Jeffrey J. Ford
	Name:	Jeffrey J. Ford
	Title:	Treasurer

[Signature Page to U.S. Guaranty]

IMS HEALTH LICENSING ASSOCIATES, L.L.C.

By:	/s/ Sean Ascher
	Name:	Sean Ascher
	Title:	Responsible Officer

[Signature Page to U.S. Guaranty]

COORDINATED MANAGEMENT HOLDINGS, L.L.C.
COORDINATED MANAGEMENT SYSTEMS, INC.
MARKET RESEARCH MANAGEMENT, INC.
SPARTAN LEASING CORPORATION

By:	/s/ Cathy LoBosco
	Name:	Cathy LoBosco
	Title:	President

[Signature Page to U.S. Guaranty]

IMS CHINAMETRIK INCORPORATED

By:	/s/ Cathy LoBosco
	Name:	Cathy LoBosco
	Title:	Vice President

[Signature Page to U.S. Guaranty]

INTERCONTINENTAL MEDICAL STATISTICS INTERNATIONAL, LTD.

By:	/s/ Jeffrey J. Ford
	Name:	Jeffrey J. Ford
	Title:	Secretary

[Signature Page to U.S. Guaranty]

ENTERPRISE ASSOCIATES L.L.C.

By:	/s/ Jeffrey J. Ford
	Name:	Jeffrey J. Ford
	Title:	Vice President

[Signature Page to U.S. Guaranty]

THE TAR HEEL TRADING COMPANY, LLC

By:	/s/ Jeffrey J. Ford
	Name:	Jeffrey J. Ford
	Title:	Vice President and Treasurer

[Signature Page to U.S. Guaranty]

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Kevin L. Ahart
Name:	Kevin L. Ahart
Title:	Vice President

[Signature Page to U.S. Guaranty]

SCHEDULE I TO U.S. GUARANTY

GUARANTORS

HEALTHCARE TECHNOLOGY INTERMEDIATE HOLDINGS, INC.

AMUNDSEN PUBLICATIONS, LLC

APPATURE INC.

ARSENAL HOLDING COMPANY

ARSENAL HOLDING (II) COMPANY

DATA NICHE ASSOCIATES, INC.

IMS HEALTH FINANCE, INC.

IMS HEALTH HOLDING CORPORATION

IMS HEALTH INDIA HOLDING CORPORATION

IMS HEALTH INVESTING CORPORATION

IMS HEALTH INVESTMENTS, INC.

IMS HEALTH PURCHASING, INC.

IMS HEALTH TRADING CORPORATION

IMS HOLDING INC.

IMS SERVICES, LLC

IMS TRADING MANAGEMENT, INC.

RX INDIA CORPORATION

TTC ACQUISITION CORPORATION

VALUEMEDICS RESEARCH, LLC

IMS CONTRACTING & COMPLIANCE, INC.

IMS GOVERNMENT SOLUTIONS, INC.

IMS HEALTH TRANSPORTATION SERVICES CORPORATION

IMS SOFTWARE SERVICES LTD.

MED-VANTAGE, INC.

PHARMETRICS, INC.

IMS HEALTH LICENSING ASSOCIATES, L.L.C.

COORDINATED MANAGEMENT HOLDINGS, L.L.C.

COORDINATED MANAGEMENT SYSTEMS, INC.

MARKET RESEARCH MANAGEMENT, INC.

SPARTAN LEASING CORPORATION

IMS CHINAMETRIK INCORPORATED

INTERCONTINENTAL MEDICAL STATISTICS INTERNATIONAL, LTD.

ENTERPRISE ASSOCIATES L.L.C.

THE TAR HEEL TRADING COMPANY, LLC

THE AMUNDSEN GROUP, INC.

EXHIBIT I TO U.S. GUARANTY

FORM OF U.S. GUARANTY SUPPLEMENT

SUPPLEMENT NO.     , dated as of             , 20     (the “Supplement”), to the U.S. Guaranty, dated as of March 17, 2014, among HEALTHCARE TECHNOLOGY INTERMEDIATE HOLDINGS, INC., a Delaware corporation (“Holdings”), IMS HEALTH INCORPORATED, a Delaware corporation (the “Parent Borrower”) the other Guarantors party thereto from time to time and BANK OF AMERICA, N.A., as Administrative Agent (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “U.S. Guaranty”).

A. Reference is made to the Third Amended and Restated Credit Agreement, dated as of March 17, 2014 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Parent Borrower, IMS AG, a Swiss corporation and a subsidiary of Parent Borrower (“Swiss Subsidiary Borrower”), IMS JAPAN K.K., a Japanese stock corporation (kabushiki kaisha) and a subsidiary of Parent Borrower (“Japanese Subsidiary Borrower”; and together with Parent Borrower and Swiss Subsidiary Borrower, each a “Borrower” and collectively, “Borrowers”), the Lenders party thereto from time to time, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer and the other parties thereto from time to time.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the U.S. Guaranty, as applicable.

C. The Parent Borrower and the Guarantors have entered into the U.S. Guaranty in order to (x) induce the Lenders to make Loans to the Borrowers and the L/C Issuer to issue Letters of Credit, (y) the Hedge Banks to enter into and/or maintain Secured Hedge Agreements and (z) the Cash Management Banks to enter into Secured Cash Management Agreements. Section 3.12 of the U.S. Guaranty provides that additional Restricted Subsidiaries of the Parent Borrower may become Guarantors under the U.S. Guaranty by execution and delivery of an instrument in the form of this Supplement. The undersigned Restricted Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement, or as directed by the Parent Borrower in its sole discretion, to become a Guarantor under the U.S. Guaranty in order to induce (x) the Lenders to make additional Loans and the L/C Issuer to issue additional Letters of Credit, (y) the Hedge Banks to enter into and/or maintain Secured Hedge Agreements and (z) the Cash Management Banks to enter into and/or maintain Secured Cash Management Agreements and as consideration for (x) Loans previously made and Letters of Credit previously issued, (y) Secured Hedge Agreements previously entered into and/or maintained and (z) Secured Cash Management Agreements previously entered into and/or maintained.

Accordingly, the Administrative Agent and the New Subsidiary agree as follows:

Section 1. In accordance with Section 3.12 of the U.S. Guaranty, the New Subsidiary by its signature below becomes a Guarantor under the U.S. Guaranty with the same force and effect as if originally named therein as a Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the U.S. Guaranty applicable to it as a Guarantor thereunder. In furtherance of the foregoing, the New Subsidiary, does hereby, irrevocably, absolutely and unconditionally guaranty, jointly with the Parent Borrower and the other Guarantors and severally, as primary obligor and not merely as surety, the due and punctual payment and performance of the Guaranteed Obligations, in each case, whether such Guaranteed Obligations are now existing or hereafter incurred under, arising out of or in connection with any Credit Document, Secured Hedge Agreements or Secured Cash Management Agreements, and whether at maturity, by acceleration or otherwise. Each reference to a “Guarantor” in the U.S. Guaranty shall be deemed to include the New Subsidiary as if originally named therein as a Guarantor. The U.S. Guaranty is hereby incorporated herein by reference.

Section 2. The New Subsidiary represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

Section 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. This Supplement shall become effective when the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Administrative Agent has executed a counterpart hereof. Delivery by telecopier or by electronic .pdf copy of an executed counterpart of a signature page to this Supplement shall be effective as delivery of an original executed counterpart of this Supplement.

Section 4. Except as expressly supplemented hereby, the U.S. Guaranty shall remain in full force and effect, subject to the termination of the U.S. Guaranty pursuant to Section 3.11 of the U.S. Guaranty.

Section 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The terms of Sections 3.07 and 3.08 of the U.S. Guaranty with respect to submission of jurisdiction, venue, consent to services of process and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

Section 6. If any provision of this Supplement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Supplement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7. All communications and notices hereunder shall be in writing and given as provided in Section 3.01 of the U.S. Guaranty.

Section 8. The New Subsidiary agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Supplement as provided in Section 3.03(b) of the U.S. Guaranty.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the U.S. Guaranty as of the day and year first above written.

[NAME OF NEW SUBSIDIARY]

By:
Name:
Title:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title: